SUB-ITEM 77I

                            CREATION OF SHARE CLASSES


MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund, each a series of MFS Municipal Series Trust (the "Trust") established a new class of shares, Class T shares, as described in the prospectus contained in Post-Effective Amendment No. 66 to the Registration Statement of MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096), as filed with the Securities and Exchange Commission via EDGAR on July 27, 2017 under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.


MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund, each a series of MFS Municipal Series Trust (the "Trust") established a new class of shares, Class R6 shares, as described in the prospectus contained in Post-Effective Amendment No. 66 to the Registration Statement of MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096), as filed with the Securities and Exchange Commission via EDGAR on July 27, 2017 under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.